SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 23, 2009
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                 0-30507                        94-3324992
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(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                 Identification No.)


                15700 Winchester Blvd, Los Gatos, CA       95030
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)




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Item 7.01.  Regulation FD Disclosure

The registrant mailed a letter dated April 22, 2009 to its shareholders. A copy of the letter is attached to this report as Exhibit 20.1.


Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit 20.1      Letter to Shareholders dated April 22, 2009


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 22, 2009                BellaVista Capital, Inc.



                                       By: /s/ WILLIAM OFFENBERG
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                                       Name: William Offenberg
                                       Title: Chief Executive Officer